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                                                                    EXHIBIT 10.3


                               WARRANT REPURCHASE AGREEMENT

               NeoTherapeutics, Inc., 157 Technology Drive, Irvine, California, 92618 (the "Company"), and BNC Bach International, Ltd., c/o Rhino Advisors, 130 West 29th Street, 5th Floor, New York, NY 10001 (the "Investor"), (collectively, the "Parties") agree as follows:

               1. The Investor hereby agrees to return to the Company for cancellation Warrant number NEOT063, dated June 7, 2002 (the "Warrant"), for the purchase of up to 400,000 shares of the Company's common stock, par value $.001 per share, at an exercise price of $0.275 per share, issued to the Investor pursuant to that certain Securities Purchase Agreement between the Parties, dated as of June 7, 2002 (the "Securities Purchase Agreement"), in return for a cash payment from the Company to the Investor of $50,000.

               2. On the date hereof, Investor shall return the Warrant to the Company at the address set forth above (attention Samuel Gulko) by overnight courier service for delivery on the next business day.

               3. Upon receipt of the Warrant from the Investor, as consideration for the cancellation of the Warrant, the Company shall pay the Investor $50,000 by wire transfer pursuant to the following wire transfer instructions:

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               4. Delivery of an executed copy of a signature page to this
Warrant Repurchase Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Warrant Repurchase Agreement and shall be effective and enforceable as the original. This Warrant Repurchase Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Warrant Repurchase Agreement shall be governed and construed in accordance with the internal laws of the State of California without giving effect to the conflicts of law principles thereunder.

               Executed on July 31, 2002.

                                       NEOTHERAPEUTICS, INC.


                                       By: /s/Samuel Gulko
                                           -------------------------------------
                                       Name: Samuel Gulko
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                                       Title: Senior V.P. Finance, CFO
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                                       BNC BACH INTERNATIONAL, LTD.


                                       By:  /s/ H. U. Bachofen
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                                       Name: H. U. Bachofen
                                             -----------------------------------
                                       Title: Director
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